UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      December 10, 2002

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1061 East Indiantown Road, Jupiter, FL	33477
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (561) 745-1222

(Former name or former address, if changed since last report)

Item 5.	Other Events

On December 10, 2002, Photronics, Inc. issued a press release reporting sales and operating results for the fourth quarter and fiscal year ended November 3, 2002.  A copy of the press release is attached as an exhibit to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c) Exhibits
99.1	Press Release dated December 10, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: December 10, 2002	BY: /s/ Sean T. Smith
Sean T. Smith
Vice President, Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated December 10, 2002.